Exhibit 10.32

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of October 12, 2006 among the following: (i) CIRCOR INTERNATIONAL, INC., a Delaware corporation (the “Borrower”); (ii) the lenders party hereto (each a “Lender” and collectively, the “Lenders”); and (iii) KEYBANK NATIONAL ASSOCIATION, as the administrative agent (in such capacity, the “Administrative Agent”).

RECITALS:

A. The Borrower, the Administrative Agent, the Lenders, and BANK OF AMERICA, NA, as Documentation Agent, are parties to the Credit Agreement, dated as of December 20, 2005 (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”).

B. The Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrower, the Administrative Agent and the Lenders agree as follows:

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Credit Agreement.

Section 2. Amendments.

2.1 New Definition. Article I of the Credit Agreement is hereby amended to add the following new definitions thereto:

“Amendment No. 1 Effective Date” means October 12, 2006.

2.2 Amendments to Certain Definitions. The definitions of “LC Commitment Amount”) and “Total Revolving Commitment”) are hereby amended and restated as follows:

“LC Commitment Amount” means $40,000,000 or the Dollar Equivalent thereof in Designated Foreign Currency.

“Total Revolving Commitment” means the sum of the Revolving Commitments of the Lenders as the same may be decreased pursuant to Section 2.12(c) or increased pursuant to Section 2.02(b). As of the Closing Date, the amount of the Total Revolving Commitment is $95,000,000 and as of the Amendment No. 1 Effective Date, the Total Revolving Commitment is $125,000,000.

2.3 Amendment to Section 2.09(c). Section 2.09(c) of the Credit Agreement is hereby amended and restated as follows:

(c) Interest on Swing Loans. The outstanding principal amount of each Swing Loan shall bear interest from the date of the Borrowing at a rate per annum that shall be equal to the

Quoted Rate applicable thereto. Each Swing Loan shall bear interest for a minimum of one day. Interest accrued on all Swing Loans shall be paid on the last day of each month and on the Revolving Facility Termination Date.

2.4 Amendment to Section 7.04(f). Section 7.04(f) of the Credit Agreement is hereby amended and restated as follows:

(f) additional Indebtedness of the Borrower or any of its Subsidiaries to the extent not permitted by any of the foregoing clauses (including, without limitation, Capital Lease Obligations and other Indebtedness secured by Liens referred to in Section 7.03(c)), provided that (i) the aggregate outstanding principal amount of all such Indebtedness does not exceed $80,000,000 at any time, (ii) no Default or Event of Default shall exist or immediately after incurring any such Indebtedness shall begin to exist, and (iii) the Borrower shall be in compliance with the financial covenants set forth in Section 7.07 after giving pro forma effect to the incurrence of any such Indebtedness.

Section 3. Increase of Revolving Commitments. Prior to the date hereof, the Borrower increased the Total Revolving Commitment from $95,000,000 to $125,000,000 in accordance with Section 2.02(b). The Lenders agree that, notwithstanding such increase in the Total Revolving Commitment, the Borrower may increase the Total Revolving Commitment after the Amendment No. 1 Effective Date by an additional $30,000,000 from $125,000,000 to $155,000,000 subject to the terms and conditions of Section 2.02(b).

Section 4. Effectiveness.

4.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(i) Amendment Executed. This Amendment shall have been executed by the Borrower, each Subsidiary Guarantor, the Administrative Agent and each of the Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.

(ii) Officer’s Certificate; Resolutions. The Borrower and each Subsidiary Guarantor shall have delivered to the Administrative Agent an officer’s certificate certifying the names of the officers of the Borrower or such Subsidiary Guarantor authorized to sign this Amendment and the other Loan Documents, if any, required to be executed in connection herewith, together with the true signatures of such officers and certified copies of the resolutions of the board of directors of the Borrower and each Subsidiary Guarantor evidencing approval of the execution and delivery of this Amendment and the other Loan Documents, if any, being executed in connection herewith.

(iii) Notes. Upon the request of any Lender, the Borrower shall have executed and delivered to each such Lender a replacement Revolving Facility Note reflecting the new amount of such Lender’s Revolving Commitment.

(iv) Fees. The Borrower shall have (i) paid to the Administrative Agent, for the benefit of the Lenders, the fees agreed to between the Borrower and the Lenders, (ii) paid to the Administrative Agent, for its sole account, the fees agreed to between the Borrower and the Administrative Agent, and (iii) paid all legal fees and expenses of the Administrative Agent in connection with the preparation and negotiation of this Amendment and the other documents being executed or delivered in connection herewith.

(v) Other Matters. The Borrower and each Subsidiary Guarantor shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent.

4.2 Amendment Effective Date. This Amendment shall be effective on the date (the “Amendment Effective Date”) upon which the conditions precedent set forth in Section 4.1 above are satisfied. The Administrative Agent shall provide the Borrower and the Lenders notice immediately upon the occurrence of the Amendment Effective Date. Unless otherwise specifically set forth herein, each of the amendments and other modifications set forth in this Amendment shall be effective on and after the Amendment Effective Date.

Section 5. Miscellaneous.

5.1 Representations and Warranties. The Borrower and each Subsidiary Guarantor, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:

(i) the Borrower and each Subsidiary Guarantor has the legal power and authority to execute and deliver this Amendment;

(ii) the officers executing this Amendment on behalf of the Borrower and each Subsidiary Guarantor have been duly authorized to execute and deliver the same and bind the Borrower or such Subsidiary Guarantor with respect to the provisions hereof;

(iii) the execution and delivery hereof by the Borrower or each Subsidiary Guarantor and the performance and observance by the Borrower and each Subsidiary Guarantor of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrower or any Subsidiary Guarantor or any law applicable to the Borrower or any Subsidiary Guarantor or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower or such Subsidiary Guarantor;

(iv) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof;

(v) neither the Borrower nor any Subsidiary Guarantor has any claim or offset against, or defense or counterclaim to, any obligations or liabilities of the Borrower or such Subsidiary Guarantor under the Credit Agreement or any other Loan Document;

(vi) this Amendment constitutes a valid and binding obligation of the Borrower and each Subsidiary Guarantor in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies; and

(vii) each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date.

5.2 Credit Agreement Unaffected. Each reference to the Credit Agreement or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment shall be a Loan Document.

5.3 Subsidiary Guarantor Acknowledgment. Each Subsidiary Guarantor, by signing this Amendment:

(i) consents and agrees to and acknowledges the terms of this Amendment;

(ii) acknowledges and agrees that all of the Loan Documents to which such Subsidiary Guarantor is a party or otherwise bound shall continue in full force and effect and that all of such Subsidiary Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment;

(iii) represents and warrants to the Administrative Agent and the Lenders that all representations and warranties made by such Subsidiary Guarantor and contained in this Amendment or any other Loan Document to which it is a party are true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of the Amendment Effective Date, except to the extent that any thereof expressly relate to an earlier date; and

(iv) acknowledges and agrees that (A) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to which such Subsidiary Guarantor is a party to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (B) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments or modifications to the Credit Agreement.

5.4 Waiver. The Borrower and each Subsidiary Guarantor, by signing below, hereby waives and releases the Administrative Agent and each of the Lenders and their respective Related Parties from any and all claims, offsets, defenses and counterclaims of which the Borrower and any Subsidiary Guarantor is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

5.5 Entire Agreement. This Agreement, together with the Credit Agreement and the other Loan Documents integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

5.6 Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

5.7 Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF OHIO NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

5.8 JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

CIRCOR INTERNATIONAL, INC., as the Borrower

By:	/S/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent and as a Lender

By:	/S/ Suzannah Harris
Name:	Suzannah harris
Title:	Vice President

Each of the undersigned Subsidiary Guarantor’s acknowledge the terms of and consent to the foregoing:

AERODYNE CONTROLS, INC.

By:	/S/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

CIRCLE SEAL CONTROLS, INC.

By:	/S/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

CIRCOR, INC.

By:	/S/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

CIRCOR BUSINESS TRUST

By:	/S/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Trustee

CIRCOR ENERGY PRODUCTS, INC.

By:	/S/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

CIRCOR IP HOLDING CO.

By:	/S/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

CIRCOR SECURITIES CORP.

By:	/S/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

DOPAK, INC.

By:	/S/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

HOKE, INC.

By:	/S/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

LESLIE CONTROLS, INC.

By:	/S/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

LOUD ENGINEERING AND MANUFACTURING, INC.

By:	/S/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

SPENCE ENGINEERING COMPANY, INC.

By:	/S/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

TEXAS SAMPLING, INC.

By:	/S/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

Signature Page to

Amendment No. 1 dated as of October 12, 2006

to the

Credit Agreement among Circor International, Inc., as the Borrower,

KeyBank National Association, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution: Bank of America, NA

By:	/s/ Richard J MacDonald
Name:	Richard J MacDonald
Title:	Vice President / Credit Products officer

Name of Institution: Citizens Bank of Massachusetts

By:	/s/ James Tzouvelis
Name:	James Tzouvelis
Title:	Vice President

Name of Institution: SunTrust Bank

By:	/s/ Michael Lapresi
Name:	Michael Lapresi
Title:	Managing Director

Schedule 1

Lenders and Commitments

Lender	Revolving Commitment	Revolving Facility Percentage
KeyBank National Association	$39,473,684.21	31.578947368%
Bank of America, NA	$39,473,684.21	31.578947368%
Citizens Bank of Massachusetts	$26,315,789.47	21.052631579%
SunTrust Bank	$19,736,842.11	15.789473684%

Total:	$125,000,000	100.00%